Exhibit 99.1

Bronco Drilling Company Announces Selected Fourth Quarter Results

OKLAHOMA CITY, February 9, 2006 /PRNewswire-FirstCall/ — Bronco Drilling Company, Inc. (Nasdaq: BRNC), a Delaware corporation, announced today select financial and operating results for the three months ended December 31, 2005.

The Company’s fully diluted earnings per share for the fourth quarter of 2005 was $0.30. Utilization for the three months ended December 31, 2005 was 97%. Bronco’s management will host an earnings conference call on February 21st at 11 a.m. ET to discuss fourth quarter and year-end results.

What:	Bronco Drilling’s Fourth Quarter Conference Call

When:	Tuesday, February 21, 2006 at 11:00 a.m. ET

How:	Dial-in #866-713-8564; International Dial-in #617-597-5312
Participant Code 93124894

Bronco Drilling Company, Inc. is a publicly held company headquartered in Oklahoma City, Oklahoma, and is a provider of contract drilling services to oil and natural gas exploration and production companies. Bronco’s common stock is quoted on The Nasdaq National Market under the symbol “BRNC”. For more information about Bronco Drilling Company, Inc., visit http://www.broncodrill.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

The above statements include forward-looking statements and are subject to risks and uncertainties. Forward-looking statements give the Company’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. The statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All statements other than statements of historical facts included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.

These forward-looking statements are largely based on our expectations and beliefs concerning future events, which reflect estimates and assumptions made by the Company’s management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond its control.

Although the Company believes its estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the

Company’s control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this release are not guarantees of future performance, and the Company cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to the factors listed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections contained in its filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this release. The Company does not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.

Contact:	Zac Graves, Chief Financial Officer
Bronco Drilling Company
(405) 242-4435